Trust. Commitment. Results. KeyTronicEMS Confidential & Proprietary EXHIBIT 99.1

Trust. Commitment. Results. KeyTronicEMS Confidential & Proprietary Leading provider of Electronic Manufacturing Services (EMS) with unique combination of global capabilities and customer responsiveness

Trust. Commitment. Results. KeyTronicEMS Confidential & Proprietary Safe Harbor Statement This presentation may contain forward-looking statements within the meaning of the federal securities laws and are subject to the safe harbor under those laws. These forward-looking statements can be identified by the use of words such as "expect", believe", "anticipate", "will", "may", "should", "plan" and similar expressions. Forward-looking statements include statements made as to future revenue and earnings, trends in the EMS industry, existing and potential new customer relationships and competition. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those contemplated by the statements. These risks and uncertainties include, but are not limited to the challenge of effectively managing operations in an uncertain economic environment to prepare for growth in coming periods; the accuracy of customers' forecasts; success of customers' programs; timing of new programs; changes in pricing policies by the Company, its competitors or customers; the dependence on a small number of large customers and the other risks described under "Management's Discussion and Analysis of Financial Condition and Results of Operations - Risks and Uncertainties That Could Affect Future Results" in the Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and current reports on Form 8-K, filed with the SEC. Any forward-looking statements in this presentation are based on the Company's current expectations and the Company assumes no obligation to update these forward-looking statements.

Trust. Commitment. Results. KeyTronicEMS Confidential & Proprietary Key Investment Highlights ► EMS market expected to continue to grow ► Strong competitive position: • Unique combination of global capabilities and customer responsiveness • Combined incremental growth from Ayrshire acquisition • Increasing demand for EMS services in North America and Asia • Unique degree of vertical integration • Proven ability to successfully manufacture highly challenging products ► Expanding customer portfolio across diverse industries ► Strong revenue and earnings growth ► Financial performance exceeds industry average ► Strong balance sheet

Trust. Commitment. Results. KeyTronicEMS Confidential & Proprietary Electronic Manufacturing Services Market $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2016 2017 2018 2019 2020 2021 In Billions Source: BCC Research 2015

Trust. Commitment. Results. KeyTronicEMS Confidential & Proprietary EMS Provider Tiers ► Tier I: Over $2 billion in annual revenue ► Tier II: $400 million to $2 billion in annual revenue ► Tier III: $100 million to $400 million in annual revenue ► Key Tronic currently 9th largest U.S. contract manufacturer

Trust. Commitment. Results. KeyTronicEMS Confidential & Proprietary Integrated Global Operations: US ► Spokane, Washington • Corporate headquarters • Command and control • Centralized program management, production control, quality control, material management • Tooling and prototyping ► KTC East (Ayrshire acquisition) • Program management, production control, quality control, material management, and distribution Location Sq Footage Employees Mississippi 350,000 260 Arkansas 180,000 200 Minnesota 60,000 150 Spokane 130,000 275 Texas 80,000 50

Trust. Commitment. Results. KeyTronicEMS Confidential & Proprietary Integrated Global Operations: Mexico ► Juarez, Mexico • Volume PCA, box build and plastic molding • Sheet metal fabrication • Repair operations • 900,000 square feet • 4,000+ employees • Contiguous campus of eight facilities • Long term presence since 1984

Trust. Commitment. Results. KeyTronicEMS Confidential & Proprietary Integrated Global Operations: China ► Shanghai, China • International material sourcing organization • High-volume PCA and box build • 160,000 square feet • Contiguous campus of four buildings • 450 employees • Presence since 1999

Trust. Commitment. Results. KeyTronicEMS Confidential & Proprietary Juarez Mexico 61% Shanghai China 11% USA 28% Worldwide Production Mix

Trust. Commitment. Results. KeyTronicEMS Confidential & Proprietary USA-based Management Operations Materials Production Control Quality Control Engineering USA-Based Production Prototyping Low to high volume Mexico-based Production Low to high volume China-based Production High volume USA-Based Purchasing Parts China-Based Purchasing Parts Leveraging Global Capacities

Trust. Commitment. Results. KeyTronicEMS Confidential & Proprietary Virtual Tier I Capabilities ► International sourcing yields close to Tier I material pricing ► Chinese, Mexican and US production yields Tier I conversion costs ► One Stop Shopping: • Strong production and process design capabilities • Multiple production technologies and vertical Integration • Scalability as volume grows: US Locations  Juarez  China  Proven ability to successfully manufacture highly challenging devices

Trust. Commitment. Results. KeyTronicEMS Confidential & Proprietary Tier III Responsiveness ► USA-based centralized operations management ► Customer interface in English ► Experienced program management for low/mid/high volume programs ► Experienced management of offshore facilities

Trust. Commitment. Results. KeyTronicEMS Confidential & Proprietary Target Programs Scale to Tier Size TIER 1 MICRO TIER 3 TIER 2 $200 million $100 million $10 million $1 million Target Customer Program Size

Trust. Commitment. Results. KeyTronicEMS Confidential & Proprietary Capabilities by EMS Tiers $- $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 PCBA PCBA AND BOX PCBA, BOX, OFFSHORE PCBA, BOX, OFFSHORE, MOLDING, METALS, DESIGN EMS SIZE TO CAPABILITIES CONTINUUM

Trust. Commitment. Results. KeyTronicEMS Confidential & Proprietary Tier I COST Tier II Tier III RESPONSIVENESS Rapid Slow Low High Cost/Service Comparison For $5 to $80 Million Program

Trust. Commitment. Results. KeyTronicEMS Confidential & Proprietary Target Accounts ► Programs with $5 million to $80 million in annual revenue ► Involves at least two production technologies: • Plastic injection molding • Electrical assembly • Full box build • Sheet metal fabrication ► Challenging/unusual manufacturing skills required • Not high-volume commodity products ► Complex product assembly at account maturity ► Customer places high value on responsiveness ► Customer seeking long-term relationship

Trust. Commitment. Results. KeyTronicEMS Confidential & Proprietary Profitable and Diverse Customer Programs

Trust. Commitment. Results. KeyTronicEMS Confidential & Proprietary …From Wide-Ranging Industries  Consumer plastic products  Consumer electronics  Medical devices  Specialty printers  Gaming  Telecommunications Automotive Educational equipment Electric transportation  Computer accessories  Industrial tools  Industrial controls  Networking equipment  Scientific instruments  Data storage Financial Transaction Industrial Lighting Track and trace equipment

Trust. Commitment. Results. KeyTronicEMS Confidential & Proprietary Annual Revenue $254 $347 $361 $305 $434 $485 FY2011 FY2012 FY2013 FY2014 FY2015 *FY2016 In M ill io n s *Annualized from Q3 2016 YTD revenue

Trust. Commitment. Results. KeyTronicEMS Confidential & Proprietary Growth Strategy Continue to emphasize unique combination of Tier I capabilities and Tier III responsiveness ► Continue to invest in volume driven capacity ► Continue to leverage materials and parts procurement ► Continue to diversify customer portfolio across many industries ► Expand into more high-value-added, multi-production technology programs

Trust. Commitment. Results. KeyTronicEMS Confidential & Proprietary Financials

Trust. Commitment. Results. KeyTronicEMS Confidential & Proprietary Core Operating Objectives ► Grow faster than EMS industry ► Maintain strong operating margins and profitability ► Maintain strong balance sheet ► ROIC that exceeds cost of capital

Revenue



140,000
120,000
100,000
80,000
60,000
40,000
20,000
-
In Millions
EXPONENTIAL GROWTH IN NUMBER OF CUSTOMERS
Q3 FY11
Q4 FY11
Q1 FY12
Q2 FY12
Q3 FY12
Q4 FY12
Q1 FY13
Q2 FY13
Q3 FY13
Q4 FY13
Q1 FY14
Q2 FY14
Q3 FY14
Q4 FY14
Q1 FY15
Q2 FY15
Q3 FY15
Q4 FY15
Q1 FY16
Q2 FY16
Q3 FY16

Trust. Commitment. Results.

KeyTronicEMS Confidential & Proprietary

Trust. Commitment. Results. KeyTronicEMS Confidential & Proprietary Investment in Growth…. 2700 2584 3343 4866 5650 FY12 FY13 FY14 FY15 FY16 Wordwide Headcount 500 1000 1500 2000 FY12 FY13 FY14 FY15 FY16 Sq Footage of Facilities 9 11 12 38 42 0 5 10 15 20 25 30 35 40 45 FY12 FY13 FY14 FY15 FY16 SMT LINES 50 55 60 65 70 75 80 85 FY12 FY13 FY14 FY15 FY16 Mold Machines 0 0 34 43 65 F Y 1 2 F Y 1 3 F Y 1 4 F Y 1 5 F Y 1 6 SHEET METAL MACHINES

Trust. Commitment. Results. KeyTronicEMS Confidential & Proprietary Change in Concentration – Top 5 29% 17% 16% 7% 4% All Others 27% FY2012 7% 7% 18% 4% 6% All Others 58% Q3 FY2016

Trust. Commitment. Results. KeyTronicEMS Confidential & Proprietary 8.4% 6.1% 2.3% Q3-FY16 Financial Model Gross Margin Operating Expenses Operating Margin 9% - 11% 4% - 5% 4% - 7% Target Expecting gradual improvement with long term growth

Trust. Commitment. Results. KeyTronicEMS Confidential & Proprietary Annual Earnings $0.55 $1.07 $1.12 $0.67 $0.38 $0.58 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 *FY 2016 D ilu te d E P S *Most recent reported quarter – YTD Q3 FY16 and mid pt guidance

Trust. Commitment. Results. KeyTronicEMS Confidential & Proprietary Key Balance Sheet Ratios -0.50 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 FY11 FY12 FY13 FY14 FY15 FY16 Current Ratio Debt to Equity Ratio

Trust. Commitment. Results. KeyTronicEMS Confidential & Proprietary Return on Invested Capital 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% FY2011 FY2012 FY2013 FY2014 FY2015 Q2 FY2016 YTD KTC ROIC Industry Average ROIC

Trust. Commitment. Results. KeyTronicEMS Confidential & Proprietary Key Investment Highlights ► EMS market expected to continue to grow ► Strong competitive position: • Unique combination of global capabilities and customer responsiveness • Combined incremental growth from Ayrshire acquisition • Increasing demand for EMS services in North America and Asia • Unique degree of vertical integration • Proven ability to successfully manufacture highly challenging products ► Expanding customer portfolio across diverse industries ► Strong revenue and earnings growth ► Financial performance exceeds industry average ► Strong balance sheet

Trust. Commitment. Results. KeyTronicEMS Confidential & Proprietary NASDAQ: KTCC